                                                                     Exhibit 4.1

SUBSCRIPTION CERTIFICATE NO.                                                                     NUMBER OF RIGHTS
---------------------------                                                                     -------------------


                                                MIDWAY AIRLINES CORPORATION
                                     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
---------------------------                                                                     -------------------

     THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED JUNE __, 2000 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT AND THE INFORMATION AGENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE PROSPECTUS.

     THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON JULY __, 2000 (AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").

--------------------------------------------------------------------------------
The Rights represented by this subscription certificate may be exercised by duly completing Form 1. Rights represented by this certificate may not be transferred. Rights holders are advised to review the Prospectus and instructions, copies of which are available from the Subscription Agent or the Information Agent, before exercising their Rights. IMPORTANT: Complete FORM 1 and, if applicable, delivery instructions, and SIGN on reverse side.
--------------------------------------------------------------------------------

SUBSCRIPTION PRICE $5.20 PER SHARE                    RIGHTS TO PURCHASE SHARES OF COMMON STOCK
                                                                 OF MIDWAY AIRLINES CORPORATION

     The registered owner whose name is inscribed hereon is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.f

FIRST UNION NATIONAL BANK
(Charlotte, North Carolina)
as Subscription Agent

                                  By                                                              By
                                                            Robert R. Ferguson, III                       Jonathan S. Waller
By____________________________       Chairman of the Board, President and Chief Executive Officer              Secretary
      Authorized Signature                         of Midway Airlines Corporation                    of Midway Airlines Corporation

     THIS SUBSCRIPTION CERTIFICATE IS NOT TRANSFERABLE.

     RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

     FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby exercises one or more Rights to subscribe for shares of Common Stock, as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

     (a) Number of shares subscribed for pursuant to the Basic Subscription Privilege (one Right needed to subscribe for each full share):
          _______________

     (b)  Number of shares subscribed for pursuant to the Oversubscription
          Privilege: ________________. By exercising this Oversubscription Privilege, the undersigned Rights holder hereby certifies that the undersigned has fully exercised its Basic Subscription Privilege received in respect of shares of Common Stock held in the capacity described on the face of this Subscription Certificate.

     (c) Total Subscription Price (total number of shares subscribed for pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege-times the Subscription Price of $5.20):
          $___________

     If the aggregate Subscription Price enclosed or transmitted is insufficient to purchase the total number of shares of Common Stock included in lines (a) and
(b), or if the number of shares being subscribed for is not specified, the Rights holder exercising this Subscription Certificate shall be deemed to have subscribed for the maximum number of shares of Common Stock that could be subscribed for with the aggregate Subscription Price received. If the number of shares of Common Stock to be subscribed for pursuant to the Oversubscription Privilege is not specified and the amount enclosed or transmitted exceeds the aggregate Subscription Price for all shares which may be purchased pursuant to the Basic Subscription Privilege represented by this Subscription Certificate (the "Subscription Excess"), the Rights holder exercising this Subscription Certificate shall be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price (rounded down to the nearest whole number), subject to the limit on the number of shares a Rights holder may purchase pursuant to the Oversubscription Privilege. To the extent any portion of the aggregate Subscription Price enclosed or transmitted remains after the foregoing procedures, such funds shall be mailed to the Rights holder without interest or deduction as soon as practicable after the Expiration Date.

METHOD OF PAYMENT (CHECK ONE)

     [_]  CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO "FIRST UNION NATIONAL
          BANK".

     [_]  FOR WIRE TRANSFER PLEASE CONTACT FIRST UNION NATIONAL BANK.

     (d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by the Subscription Certificate:

     [_] DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS TO WHICH I AM ENTITLED.

     [_] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

          Name(s) of Registered Owner(s)______________________________________

          Window Ticket number (if any)_______________________________________

          Date of Execution of Notice of Guaranteed Delivery__________________

          Name of Institution which Guaranteed Delivery_______________________

     FORM 2 - DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock certificates or return of cash (in the event that you exercise your Oversubscription Privilege and are not allocated all of the shares you request) if other than shown on the reverse hereof:

Name__________________________________________________________________________

Address_______________________________________________________________________

______________________________________________________________________________
                             (Including Zip Code)

________________________________________________________________________________

                                   IMPORTANT
                           RIGHTS HOLDERS SIGN HERE
                                     AND
                         COMPLETE SUBSTITUTE FORM W-9

_______________________________________________________________________________

_______________________________________________________________________________
                         (Signature(s) of Holder (s))


Dated:_____________ __, 2000

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by tustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)

Name(s) _______________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity ______________________________________________________________________

Address  ______________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone Number   ______________________________________________
                                              (Home)

_______________________________________________________________________________
                                  (Business)

Tax Identification or
Social Security No. ___________________________________________________________
                              (Complete Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    Note: See Section 4(c) of Instructions

Authorized Signature  _________________________________________________________

Name  _________________________________________________________________________

Title _________________________________________________________________________

Name of Firm __________________________________________________________________

Address _______________________________________________________________________

Area Code and Telephone Number ________________________________________________

Dated:________________ __, 2000
________________________________________________________________________________